FIRST EAGLE FUNDS

First Eagle Global Fund
First Eagle Overseas Fund
First Eagle U.S. Value Fund
First Eagle Gold Fund
First Eagle Fund of America

1345 Avenue of the Americas
New York, New York 10105
(800) 334-2143

SUPPLEMENT DATED SEPTEMBER 13, 2007
TO PROSPECTUS DATED MARCH 1, 2007

This Supplement is intended to highlight certain changes to the First Eagle Funds' Prospectus dated March 1, 2007. Please review these matters carefully.

Closed Funds and Share Classes

Effective at the start of business on Monday, October 1, 2007, the Prospectus is revised to add the following as additional limited exceptions under the heading "Closed Funds and Share Classes" on pages 36 and 37:

The Global Fund, Overseas Fund and Class Y of the First Eagle Fund of America currently are closed to new investors, subject to limited exceptions for:

•  accounts through a broker dealer sponsored fee-based, asset allocation and/or advisory program that offers shares of the Fund through the program pursuant to an agreement with the Funds and/or the Distributor; and

•  accounts benefiting clients of investment consultants that have a previous relationship with the Funds or the Funds' investment adviser (to the extent operationally feasible, and if in the judgment of the Funds and/or the Distributor the particular investment would not adversely affect the ability to manage the relevant Fund effectively).

Except for the exceptions above and those currently presented on pages 36 and 37, no new accounts in these closed Funds or share classes will be opened by way of share exchange, transfer or purchase. The Funds may ask you to verify that you meet one of the guidelines above prior to permitting you to open a new account in a closed Fund or share class. The Funds may permit you to open a new account if the Funds reasonably believe that you are eligible. A Fund also may decline to permit you to open a new account if the Fund believes that such forebearance is in the best interest of the Fund and its shareholders, even if you are eligible to open an account under these guidelines.

The Funds' ability either to permit purchases (or, in some cases, to limit purchases) in accord with the exceptions set out above and on pages 36 and 37 relating to accounts held by intermediaries may vary depending upon system capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

These restrictions will apply unless and until the Board of Trustees determines to reopen the relevant Fund or share class.

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The information contained in this Supplement modifies the First Eagle Funds' Prospectus dated March 1, 2007. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in that section of the Prospectus entitled "Closed Funds and Share Classes."